ACCOUNTS RECEIVABLE (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
ACCOUNTS RECEIVABLE [Abstract]
ACCOUNTS RECEIVABLE
NOTE 4.	ACCOUNTS RECEIVABLE

Accounts receivable are primarily derived from:  (1) the sale of physical content (DVDs) to retailers and wholesale distributors who ship to mass retail, (2) direct-to-consumer, e-commerce, catalog and download-to-own sales and (3) video content we license to broadcast, cable/satellite providers and digital subscription platforms like Netflix and Amazon.  Our accounts receivable typically trends with retail seasonality.

(In thousands)	March 31, 2015	December 31, 2014

Wholesale	$15,470	$23,922
IP Licensing	—	608
Direct-to-Consumer	818	762
Accounts receivable before allowances and reserves	16,288	25,292
Less: reserve for returns	(4,165)	(7,870)
Less: allowance for doubtful accounts	(32)	(33)
Accounts receivable, net	$12,091	$17,389

Wholesale receivables are primarily billed and collected by our U.S. distribution facilitation partner.  Each month, our distribution partner preliminarily settles our wholesale receivables assuming a timing lag on collections and an average-return rate.  When actual returns differ from the amounts previously assumed, adjustments are made that give rise to payables and receivables between us and our distribution partners.  Amounts vary and tend to be seasonal following our sales activity.  As of March 31, 2015 and December 31, 2014, we owed our distribution partners $3.1 million for receivables settled as of period-end.

The wholesale receivables are reported net of amounts we owe to our distribution partner as these amounts are offset against each other when settling receivables in accordance with the contract.  As of March 15, 2015, the amount we owed our distribution partner was $1.3 million more than our receivables with them, and as such this net amount is included in accounts payable and accrued liabilities.  As of December 31, 2014, the net wholesale receivables with our distribution partner were $6.6 million, which is included in accounts receivable.

Our Direct-to-Consumer receivable represents amounts due to us from our merchant bank related to our credit card transactions processed as of period end.

NOTE 5.	ACCOUNTS RECEIVABLE

Accounts receivable are primarily derived from:  (1) the sale of physical content (DVDs) to retailers and wholesale distributors who ship to mass retail, (2) direct-to-consumer, e-commerce, catalog and download-to-own sales and (3) video content we license to broadcast, cable/satellite providers and digital subscription platforms like Netflix and Amazon.  Our accounts receivable typically trends with retail seasonality.

(In thousands)	December 31,
	2014	2013

Wholesale	$23,922	$30,966
IP Licensing	608	—
Direct-to-Consumer	762	67
Accounts receivable before allowances and reserves	25,292	31,033
Less: reserve for returns	(7,870)	(10,690)
Less: allowance for doubtful accounts	(33)	(19)
Accounts receivable, net	$17,389	$20,324

Wholesale receivables are primarily billed and collected by our U.S. distribution facilitation partner, SPHE.  Each quarter, our distribution partners preliminarily settle our wholesale receivables assuming a timing lag on collections and an average-return rate.  When actual returns differ from the amounts previously assumed, adjustments are made that give rise to payables and receivables between us and our distribution partners.  Amounts vary and tend to be seasonal following our sales activity.  As of December 31, 2014, we owed our distribution partners $3.1 million for receivables settled as of year-end; and as of December 31, 2013, our distribution partners owed us $700,000 for receivables settled as of year-end.  The wholesale receivables are reported net of amounts owed to the distribution partner as amounts are offset against each other when settling.

Our Direct-to-Consumer receivable represents amounts due to us from our merchant bank related to our credit card transactions processed as of year-end.